Exhibit 10.1

JOINDER AGREEMENT

JOINDER AGREEMENT (this “Joinder Agreement”), dated as of August 4, 2025, made by each party identified as an Additional Guarantor on Annex I hereto (collectively, the “Additional Guarantors” and each, an “Additional Guarantor”), is delivered to JPMorgan Chase Bank, N.A. (“JPMCB”), as Collateral Agent (as defined below) for the benefit of the Secured Parties. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, (i) Windstream Holdings II, LLC, a Delaware limited liability company (“Holdings”), Windstream Services, LLC (f/k/a Windstream Services II, LLC), a Delaware limited liability company (the “Borrower”), JPMCB, as administrative agent (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”), collateral agent (in such capacity, and together with its successors and permitted assigns, the “Collateral Agent”), the Guarantors (other than the Additional Guarantors) from time to time party thereto and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), have entered into a Credit Agreement, dated as of September 21, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) Holdings, the other Guarantors (other than the Additional Guarantors) from time to time party thereto and the Collateral Agent have entered into the Guaranty, dated as of September 21, 2020, referred to in the Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”);

WHEREAS, pursuant to the Credit Agreement and the Guaranty, the Guarantors (other than the Additional Guarantors) have guaranteed to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, in each case on the terms set forth therein;

WHEREAS, in connection with the Permitted Reorganization, each Additional Guarantor desires to become party to the Credit Agreement and the Guaranty as a Guarantor with the same force and effect as if it had been a Guarantor as of the original Closing Date; and

WHEREAS, each Additional Guarantor has agreed to execute and deliver this Joinder Agreement in order to become party to the Credit Agreement and the Guaranty.

NOW, THEREFORE, IT IS AGREED:

1. Joinder. By executing and delivering this Joinder Agreement, each Additional Guarantor, as provided in Section 6.10 of the Credit Agreement and Section 4.14 of the Guaranty, hereby becomes a party to the Credit Agreement and the Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder and agrees to be bound by all covenants, waivers, agreements and obligations of the other Guarantors pursuant to the Credit Agreement, the Guaranty and any other Loan Document.

Upon execution and delivery of this Joinder Agreement by each Additional Guarantor, each reference to the “Guarantors” or the “Loan Parties” in the Credit Agreement, the Guaranty and in all other Loan Documents shall, from and as of the date hereof, be deemed to include each Additional Guarantor. Each Additional Guarantor hereby represents and warrants as to itself that each of the representations and warranties contained in Article V of the Credit Agreement is true and correct in all material respects on and as of the date hereof (after giving effect to this Joinder Agreement), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date (after giving effect to this Joinder Agreement). This Joinder Agreement shall constitute a Loan Document.

2. Counterparts. This Joinder Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

3. Effect; Severability. Except as supplemented hereby, each of the Credit Agreement and the Guaranty shall remain in full force and effect. If any provision of this Joinder Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Joinder Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4. Guarantee Limitations. Schedule 1.01 of the Guaranty is hereby supplemented with the principles set forth in Schedule 1.01 hereto, if any, and such principles shall become part of Schedule 1.01 of the Guaranty and the Guarantee Limitations.

5. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

EACH ENTITY LISTED ON ANNEX I HERETO,
as an Additional Guarantor

By:	/s/ Daniel Heard
Name:	Daniel Heard
Title:	Senior Executive Vice President, General Counsel and Secretary

[Signature Page to Joinder Agreement]

ACKNOWLEDGED AND ACCEPTED:

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent

By:	/s/ Inderjeet Aneja
Name:	Inderjeet Aneja
Title:	Managing Director

[Signature Page to Joinder Agreement]

ANNEX I

Additional Guarantors

1.	ANS CONNECT, LLC
2.	CONTACT NETWORK, LLC
3.	CSL ALABAMA SYSTEM, LLC
4.	CSL ARKANSAS SYSTEM, LLC
5.	CSL CAPITAL, LLC
6.	CSL FLORIDA SYSTEM, LLC
7.	CSL GEORGIA REALTY, LLC
8.	CSL GEORGIA SYSTEM, LLC
9.	CSL IOWA SYSTEM, LLC
10.	CSL KENTUCKY SYSTEM, LLC
11.	CSL MISSISSIPPI SYSTEM, LLC
12.	CSL MISSOURI SYSTEM, LLC
13.	CSL NATIONAL GP, LLC
14.	CSL NATIONAL, LP
15.	CSL NEW MEXICO SYSTEM, LLC
16.	CSL NORTH CAROLINA REALTY GP, LLC
17.	CSL NORTH CAROLINA REALTY, LP
18.	CSL NORTH CAROLINA SYSTEM, LP
19.	CSL OHIO SYSTEM, LLC
20.	CSL OKLAHOMA SYSTEM, LLC
21.	CSL REALTY, LLC
22.	CSL TENNESSEE REALTY PARTNER, LLC
23.	CSL TENNESSEE REALTY, LLC
24.	CSL TEXAS SYSTEM, LLC
25.	HUNT TELECOMMUNICATIONS, LLC
26.	INFORMATION TRANSPORT SOLUTIONS, LLC
27.	NEXUS SYSTEMS, LLC
28.	PEG BANDWIDTH DC, LLC
29.	PEG BANDWIDTH DE, LLC
30.	PEG BANDWIDTH LA, LLC
31.	PEG BANDWIDTH MA, LLC
32.	PEG BANDWIDTH MD, LLC
33.	PEG BANDWIDTH MS, LLC
34.	PEG BANDWIDTH NJ, LLC
35.	PEG BANDWIDTH NY TELEPHONE CORP.
36.	PEG BANDWIDTH PA, LLC
37.	PEG BANDWIDTH TX, LLC
38.	PEG BANDWIDTH VA, LLC
39.	SOUTHERN LIGHT, LLC
40.	UNITI DARK FIBER LLC
41.	UNITI FIBER 2020 LLC
42.	UNITI FIBER HOLDINGS INC.
43.	UNITI FIBER LLC

44.	UNITI GROUP FINANCE 2019 INC.
45.	UNITI GROUP FINANCE LLC
46.	UNITI GROUP HOLDCO LLC
47.	UNITI GROUP INC.
48.	UNITI GROUP LLC
49.	UNITI HOLDINGS LP
50.	UNITI LEASING LLC
51.	UNITI LEASING X LLC
52.	UNITI LEASING XI LLC
53.	UNITI LEASING XII LLC
54.	UNITI NATIONAL LLC
55.	UNITI QRS HOLDINGS LP

SCHEDULE 1.01 GUARANTEE LIMITATIONS SUPPLEMENT

None.